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                                                                 EXHIBIT 3(b)(i)

                             AMENDED AND RESTATED
                                     BYLAWS
                                      OF
                             THE ACTAVA GROUP INC.
                            as of November 23, 1993


                                   ARTICLE I

                           MEETINGS OF STOCKHOLDERS


         SECTION 1. Annual Meetings. The annual meeting of the stockholders of The Actava Group Inc. (herein called the Corporation) shall be held each year on such date and at such time as may be designated by the Board of Directors (herein called the Board) and stated in the notice thereof, for the purpose of electing directors and for the transaction of any other proper business.

         SECTION 2. Special Meetings. A special meeting of the stockholders of the Corporation (herein called the Stockholders) may be called at any time by the Chairman of the Board, the President, the Board, or by Stockholders holding of record in the aggregate at least 25 percent of the outstanding stock of the Corporation entitled to vote at such meeting, or otherwise as provided by law.

         SECTION 3. Place of Meetings. All meetings of Stockholders shall be held at such places, within or without the State of Delaware, as may be designated in the respective notices or waivers of notice thereof.

         SECTION 4. Notice of Meetings. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, written notice of each meeting of Stockholders shall be given by the Company not less than ten nor more than sixty days before the date of the meeting to each Stockholder of record entitled to vote at such meeting by delivering a written notice thereof to him personally or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his last post-office address appearing on the stock records of the Corporation. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the Stockholder at his address as it appears in the records of the Corporation. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, no publication of any notice of a meeting of Stockholders shall be required. Every notice of a meeting of Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of Stockholders need not be given to any Stockholder who attends such meeting in person or by proxy, except a Stockholder who attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. If any Stockholder shall, in person or by attorney thereunto authorized, in writing or by
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telegraph, cable, wireless or other form of recorded communication, waive notice of any meeting of Stockholders, notice thereof need not be given to him. Except as otherwise required by law, notice of any adjourned meeting of Stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken and the adjournment is for not more than thirty days.

         SECTION 5. Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of Stockholders the presence in person or by proxy of Stockholders holding of record shares of stock of the Corporation having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. In the absence of a quorum at any such meeting or any adjournment or adjournments thereof, a majority in voting interest of those present in person or by proxy and entitled to vote thereat, or in the absence therefrom of all Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting, may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The absence from any meeting in person or by proxy of Stockholders holding the number of shares of stock of the Corporation required by law, by the Certificate of Incorporation or by these Bylaws for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting if there shall be present thereat in person or by proxy Stockholders holding the number of shares of stock of the Corporation required in respect of such other matter or matters.

         SECTION 6. Organization. At each meeting of Stockholders, one of the following shall act as Chairman of the meeting, in the following order of precedence:

         (a)  the President;

         (b) the Executive Vice President present at the meeting who has the longest tenure in office;

         (c) the Senior Vice President present at the meeting who has the longest tenure in office;

         (d) the Vice President present at the meeting who has the longest tenure in office; or

         (e) a Stockholder of record of the Corporation who shall be chosen chairman of such meeting by a majority in voting interest of Stockholders present in person or by proxy and entitled to vote at the meeting.

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The Secretary, or, if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present) whom the Chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

         SECTION 7. Order of Business. The order of business at each meeting of Stockholders shall be determined by the chairman of the meeting, but such order of business may be changed by the vote of a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote. Business transacted at any special meeting of Stockholders shall be limited to the purposes stated in the notice.

         SECTION 8. Voting. Unless otherwise provided in the Certificate of Incorporation or in an agreement among shareholders as permitted under the General Corporation Law of the State of Delaware (the "Delaware Corporation Law"), each Stockholder shall be entitled to one vote in person or by proxy for each share of the stock of the Corporation which has voting power on the matter in question and which shall have been held by him and registered in his name on the books of the Corporation:

         (a)     on the date fixed pursuant to the provisions of Section 5 of
Article VI of these Bylaws as the record date for the determination of Stockholders who shall be entitled to notice of and to vote at such meeting, or

         (b) if no such record date shall have been so fixed, then (i) at the close of business on the next day preceding the day on which notice of the meeting shall be given or (ii) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the rights of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock so held. Persons whose stock is pledged shall be entitled to vote such stock, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware Corporation Law. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to action by the Corporation in writing without a meeting may authorize another person or persons to act for him by proxy appointed by an instrument in writing, subscribed by such Stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting in the case of a meeting or to the Secretary in the case of an action by written consent; provided, however, that no proxy shall

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be voted or acted upon after three years from its date unless the proxy shall provide for a longer period. A duly executed proxy shall be irrevocable only if it states that it is irrevocable and only if, and as long as, it is coupled with an interest in law sufficient to support an irrevocable power. The attendance at any meeting of a Stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At all meetings of Stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of Stockholders present in person or by proxy and actually voting thereon, a quorum being present. Except in the case of votes for the election of directors, the vote at any meeting of Stockholders on any question need not be by written ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the Stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

         SECTION 9. List of Stockholders. The Secretary, either directly or through another officer of the Corporation designated by him or through a transfer agent or transfer clerk appointed by the Board, shall prepare and make, at least ten days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof and may be inspected by any Stockholder who is present. The stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

         SECTION 10. Inspectors or Judges. The Board, in advance of any meeting of Stockholders, may appoint one or more inspectors or judges to act at such meeting or any adjournment thereof. If the inspectors or judges shall not be so appointed, or if any of them shall fail to appear, or act, the chairman of such meeting shall appoint the inspectors or judges, or such substitute or substitutes therefor, as the case may be. Such inspectors or judges, before entering on the discharge of their duties, shall take and sign an oath or affirmation faithfully to execute the duties of inspectors or judges at meetings for which they are appointed. At such meeting, the inspectors or judges shall receive and take charge of the proxies and ballots and decide all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes. An inspector or judge need not be a stockholder of the Corporation, and any officer of the Corporation may be an inspector or judge on any question other than a vote for or against a proposal in which he shall have a material interest.

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         SECTION 11.  Consent of Stockholders in Lieu of Meeting.  Unless
otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of Stockholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of shares that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing. In connection with any such action without a meeting by consent in writing, (i) notice of the proposal to take such action shall be given, as provided in Section 4 of this Article I, to each Stockholder of record who would be entitled to notice if such action were to be taken at a meeting; (ii) such action shall be deemed to have been taken upon the later of receipt by the Corporation of the requisite consents or the record date for determining the Stockholders entitled to express consent to such corporate action without a meeting determined in accordance with Article VI, Section 5 of these Bylaws; (iii) the Stockholder list provided for in
Section 9 of this Article I shall be opened to the examination of any Stockholder, for purposes germane to such action to be taken, during ordinary business hours, from the time of giving notice of the meeting until the action shall have been taken; and (iv) inspectors or judges shall be appointed as provided in Section 10 of this Article I. The requirements of Section 1 of this Article I shall be deemed to be satisfied in any year if action required to be taken at an annual meeting shall have been taken without a meeting by consent in writing during such year.


                                   ARTICLE II

                               BOARD OF DIRECTORS


         SECTION 1. General Powers. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the Stockholders.

         SECTION 2. Number and Term of Office. Subject to the requirements of laws, the Board may from time to time by the vote of the majority of the whole Board determine the number of directors. The term "whole Board" as used in these Bylaws shall mean the number of positions on the Board regardless of the number of directors then in office. Until the Board or the Stockholders shall otherwise so determine, the number of directors shall be eight. Each of the Directors shall hold office until the annual meeting next after his election and until his successor shall be elected and shall qualify, or until his death in office or his earlier resignation or removal in the manner hereinafter provided. Directors need not be stockholders.

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         SECTION 3.  Election of Directors.  At each annual meeting of
Stockholders for the election of directors at which a quorum is present and unless otherwise provided in the Certificate of Incorporation or these Bylaws the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors. Such election shall be by ballot.

         SECTION 4. Organization and Order of Business. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

         (a)     the Chairman of the Board;

         (b)     the President, if a member of the Board; or

         (c)     a Vice President of the Board; or

         (d) any director chosen by a majority of the directors present at the meeting.

The Secretary, or, if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present) whom the Chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof. The order of business at each meeting of the Board shall be determined by the chairman of such meeting.

         SECTION 5. Resignations. Any director may resign at any time by giving written notice of his resignation to the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, it shall take effect immediately upon its receipt. Except as specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 6.  Vacancies, etc.  Notwithstanding Section 11 of this
Article II, in case of any vacancy on the Board or in case of any newly created directorship, a director to fill the vacancy for the unexpired portion of the term being filled or the newly created directorship may be elected by the holders of shares of stock of the Corporation entitled to vote in respect thereof at an annual or special meeting of said holders or by a majority of the directors of the Corporation then in office though less than a quorum.

         SECTION 7. Place of Meeting. The Board may hold its meetings at such place or places, within or without the State of Delaware, as the Board may from time to time by resolution determine or as shall be designated in the respective notices or waivers of notice thereof.

         SECTION 8. Annual Meeting. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization, the election of officers and

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the transaction of other business.  If the Board shall have provided for the holding of regular meeting, unless the Board shall by resolution otherwise determine, such meeting shall be held at the time and place theretofore fixed by the Board for the next regular meeting of the Board, and no notice thereof need be given. If the Board shall determine that such meeting shall be held at a different place and time than the next regular meeting, or if the Board shall not have provided for regular meetings, notice thereof shall be given in the manner hereinafter provided for special meetings of the Board.

         SECTION 9. Regular Meetings. Regular meetings of the Board shall be held at such places, within or without the State of Delaware, and at such times as the Board shall from time to time determine. Notices of regular meetings need not be given. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be postponed until the same hour of the next succeeding business day.

         SECTION 10. Special Meetings; Notice. Special meetings of the Board shall be held whenever called by the Chairman of the Board or the President and shall be called by one of them on the request of any three of the directors in office unless the Board consists of fewer than three directors; in which case special meetings shall be called by the Chairman of the Board or the President on the written request of all of the directors then in office. A notice of each such special meeting shall be given as hereinafter provided and shall specify the time and place of such meeting. Except as otherwise provided by law, the purposes of the meeting need not be stated in the notice. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the day on which such meeting is to be held or shall be sent addressed to him at such place by facsimile, telegraph, cable, wireless or other form of recorded communication or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. Notice of any meeting of the Board need not, however, be given to any director if waived by him in writing or by facsimile, telegraph, cable, wireless of other form of recorded communication before, during or after such meeting or if he shall be present at such meeting; and any meeting of the Board shall be a legal meeting without any notice thereof having been given if all the directors of the Corporation then in office shall be present.

         SECTION 11. Quorum and Manner of Acting. A majority of the directors in office shall be present at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting; provided, however, in no case shall a quorum be present if there is present less than 1/3 of the whole Board. Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by law, the vote of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present may adjourn such meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a board and individual directors shall have no power as such.

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         SECTION 12.  Action by Consent.  Unless otherwise restricted by the
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if prior to such action a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

         SECTION 13. Telephone Meetings Permitted. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         SECTION 14. Removal of Directors. Unless otherwise provided by the Certificate of Incorporation or by law, any director may be removed, either with or without cause, at any time, by the affirmative vote of a majority in interest of the Stockholders of record of the Corporation entitled to vote at an election of directors, given at a special meeting of the Stockholders called for the purpose; and the vacancy in the Board caused by such removal may be filled by the Stockholders at such meeting or otherwise as provided in Section 6 of this Article.

         SECTION 15. Remuneration. Unless otherwise expressly provided by resolution adopted by the Board, none of the directors or of the members of any committee of the Corporation contemplated by these Bylaws or otherwise provided for by resolution of the Board shall, as such, receive any stated remuneration for his services; but the Board may at any time or from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation or to any member of any such committee who shall not otherwise be in the employ of the Corporation or any of its subsidiary companies, either as his annual remuneration as such director or member or as remuneration for his attendance at each meeting of the Board or of such committee, including, if the Board so chooses, a specified sum to any director who may serve as the Chairman of the Board or chairman of any such committee. The Board may also likewise provide that the Corporation shall reimburse each such director or member of such committee for any expenses paid by him on account of his attendance at any such meeting. Nothing in this Section contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

         SECTION 16. Chairman of the Board. The Chairman of the Board shall, if present, preside at all meetings of the Board. In general, he shall perform all duties incident to the office of Chairman of the Board and such other duties as from time to time may be assigned to him by the Board.

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         SECTION 17.  Senior Chairman of the Board.  The Corporation may have a
Senior Chairman of the Board, who shall have such powers and duties as may be assigned to him from time to time by the Board or the Chairman of the Board.

         SECTION 18. Vice Chairman of the Board. The Corporation may have one or more Vice Chairmen of the Board. Each Vice Chairman of the Board shall have such powers and duties as may be assigned to him from time to time by the Board or the Chairman of the Board. At the request of the Chairman of the Board, or in case of both his absence or inability to act and that of the President, and unless or until the Board or the Executive Committee shall otherwise determine, the Vice Chairman of the Board having the greatest seniority in that office who is present and able to act shall perform the duties of the Chairman of the Board, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.


                                  ARTICLE III

                                   COMMITTEES


         SECTION 1. Executive Committee; Number, Appointment, Term of Office, Etc. The Board, by resolution adopted by a majority of the whole Board, may designate an Executive Committee consisting of not less than three (3) members of the Board of Directors then in office. Each member of the Executive Committee shall continue to be a member thereof only so long as he remains a director and at the pleasure of a majority of the whole Board. The term "whole Executive Committee" as used in these Bylaws shall mean the number of positions on the Executive Committee regardless of the number of members thereof then in office.

         SECTION 2. Functions and Powers. The Executive Committee, between meetings of the Board, shall have and may exercise the powers of the Board, except those lodged in any other Committee of the Board, in the management of the property, business and affairs of the Corporation, may authorize the seal of the Corporation to be affixed to all papers which may require it, may authorize the issuance of shares of stock of the Corporation in connection with the acquisition by the Corporation, or one of its subsidiaries, of the stock, assets or business of another corporation, provided that the number of shares to be issued for any one such acquisition shall not exceed 2-1/2 percent of the issued and outstanding shares of the class to be issued, and, if the proposed action has been approved by the Board in principle, may declare dividends upon the shares of stock of the Corporation and may otherwise authorize the issuance of shares of stock of the Corporation.

         SECTION 3. Organization. At each meeting of the Executive Committee, one of the following shall act as chairman of the meeting in the following order of precedence:

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                 (a)      the Chairman of the Executive Committee, who shall be
         appointed from among the members of the Executive Committee by the Board;

                 (b) the Chairman of the Board, if a member of the Executive Committee;

                 (c)      the President, if a member of the Executive Committee;

                 (d) a Vice Chairman of the Board, if a member of the Executive Committee;

                 (e) the Executive Vice President present at the meeting who has the longest tenure in office and who is a member of the Executive Committee;

                 (f) the Senior Vice President present at the meeting who has the longest tenure in office and who is a member of the Executive Committee;

                 (g) the Vice President present at the meeting who has the longest tenure in office and who is a member of the Executive Committee; or

                 (h) any member of the Executive Committee chosen by a majority of the members present.


The Secretary, or if the shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

         SECTION 4. Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, shall be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the whole Executive Committee. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Board, the President, or the Chairman of the Executive Committee and shall be called by one of them on the request of two members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given to each member thereof, addressed to him at his residence or usual place of business at least two days before the day on which such meeting is to be held, by mail, facsimile, telegraph, cable, wireless or other form of recorded communication or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not, however, be given to any member of the Executive Committee if waived by him in writing or by facsimile, telegraph, cable, wireless or other form of recorded communication before, during or after such meeting or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given if all the members of the Executive Committee shall be present. The purposes of a meeting need not be specified in the notice or waiver of notice of any meeting. Subject to the provisions of

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these Bylaws, by resolution adopted by a majority of the whole Executive
Committee, the Executive Committee shall fix its own rules of procedures, and it shall keep a record of its proceedings and report them to the Board at the next regular meeting thereof after such proceedings shall have been taken. All such proceedings shall be subject to revision or alteration by the Board.

         SECTION 5. Quorum and Manner of Acting. At all meetings of the Executive Committee a majority of the Executive Committee shall constitute a quorum for the transaction of business at such meeting. Except as otherwise provided in these Bylaws or by law, the act of a majority of those present at a meeting thereof at which quorum is present shall be the act of the Executive Committee. The members of the Executive Committee shall act only as a committee, and the individual members shall have no power as such.

         SECTION 6. Resignations. Any member of the Executive Committee may resign therefrom at any time by giving written notice of his resignation to the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 7. Other Committees. The Board, by resolution adopted by a majority of the whole Board, may designate one or more other committees, which shall in each case consist of such number of directors and shall have and may exercise such powers of the Board for such periods as the Board may determine in the respective resolutions designating such committees or from time to time but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions adopted by the Board as provided in the Delaware Corporation Law Section 151(a), providing for the issuance of shares of stock, fix any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation) adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property or assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation. A majority of all the members of any such committee may fix its rules of procedure, determine its action, fix the time and place, whether within or without the State of Delaware, of its meetings and specify what notice thereof, if any, shall be given, unless the Board shall by resolution otherwise provide. Each member of any such committee shall continue to be a member thereof only so long as he remains a director and at the pleasure of a majority of the whole Board. Any vacancies on any such committee may be filled by a majority of the whole Board.

                                   ARTICLE IV

                                    OFFICERS

         SECTION 1. Election and Term of Office. The Corporation shall have the following officers: a President, one or more Vice Presidents (one or more of whom may be designated Executive or Senior Vice Presidents), a Treasurer and a Secretary. The Board may also elect a Controller, Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers as it may deem necessary, who shall have such authority and perform such duties as may be prescribed from time to time by the Board. All officers of the Corporation shall be elected annually by the Board at the first meeting thereof held after each annual meeting of Stockholders for the election of directors and shall hold office until their successors shall have been duly elected and shall qualify. Any vacancies in any offices may be filled by a majority of the whole Board. Any officer elected by the Board shall be subject to removal, either with or without cause, at any time by a majority of the whole Board.

         SECTION 2. Resignations. Any officer may resign at any time by giving written notice of his resignation to the Chairman of the Board, the President or the Secretary. Any resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 3. President. The President shall be the chief executive officer of the Corporation and shall have, subject to the control of the Board, general and active supervision over the business and affairs of the Corporation and over its several officers. He shall have the power to appoint and remove all agents and employees of the Corporation, subject to the control of the Board. He shall see that all orders and resolutions of the Board are carried in effect. From time to time he shall report to the Stockholders and to the Board all matters within his knowledge which, in his judgement, the interests of the Corporation may require to be brought to their notice. At the request of the Chairman of the Board, or in case of his absence or inability to act, and unless or until the Board or the Executive Committee shall otherwise determine, or as otherwise provided in these Bylaws, the President shall, if a member of the Board, perform the duties of the Chairman of the Board, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board. In general, he shall perform all duties incident to the office of President and such other duties as from time to time may be assigned to him by the Board.

         SECTION 4. Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by the Board at the time of his election and such other powers and duties as may be assigned to him from time to time by the Board or the President. In the absence or disability of the President, and unless or until the Board or the Executive Committee shall otherwise determine, the Executive Vice President with the longest tenure in office or, if there shall be no Executive Vice President, the Senior Vice President with the longest tenure in office or, if there shall be no Senior Vice Presidents, the Vice President with the longest tenure in office shall be vested with all the powers of the President.

         SECTION 5. Treasurer. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board shall determine. To the extent determined by the Board, he shall:

                 (a) have charge and custody of, and be responsible for, all funds, securities, notes and valuable effects of the Corporation; receive and give receipt for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys to the credit of the Corporation or otherwise as the Board or the President shall direct in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Section 2 of Article V of these Bylaws; cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed as provided in Section 1 of said Article V; and be responsible for the accuracy of the amounts of, and cause to be preserved proper vouchers for, all moneys so disbursed;

                 (b) have the right to require from time to time reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same;

                 (c) render to the President, the Board or an Audit Committee of the Board, whenever they, respectively, shall request him to do so, an account of the financial condition of the Corporation and of all his transactions as Treasurer;

                 (d) upon request, exhibit, or cause to be exhibited, at all reasonable times his cash books and other records to the President, an Audit Committee of the Board or any of the directors of the Corporation; and

                 (e) in general, perform all duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the President or the Board.

         SECTION 6. Assistant Treasurers. If required by the Board, each of the Assistant Treasurers shall give a bond for the faithful discharge of his duties in such sums and with such surety or sureties as the Board shall determine. At the request of the Treasurer, or in case of his absence or inability to act, the Assistant Treasurer, or, if there be more than one, any of the Assistant Treasurers, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of, and be subject to all the restrictions, upon, the Treasurer. Each of the Assistant Treasurers shall perform such other duties as from time to time may be assigned to him by the Treasurer, the President or the Board.

         SECTION 7.  Secretary.  The Secretary shall:

                 (a) record all the proceedings of the meetings and written consents of the Stockholders, the Board, the Executive Committee and any other committees of the Board in one or more books kept for that purpose;

                 (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;

                 (c) be custodian of all contracts, deeds, documents, all other indicia of title to properties owned by the Corporation and of its other corporate records (except such records as are required by these Bylaws to be held in the custody of the Treasurer or other officers) and of the seal of the Corporation, and see that such seal, or, if authorized by the Board, a facsimile thereof, is affixed to all certificates for stock of the Corporation prior to the issuance thereof and to all other documents the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws, and, except as the Board shall otherwise direct, have power and authority to attest the seal of the Corporation when so affixed;

                 (d) have charge, directly or through the transfer clerk or transfer clerks, transfer agent or transfer agents and registrar or registrars appointed as provided in Section 3 of Article VI of these Bylaws, of the issuance, transfer and registration of certificates for stock of the Corporation and of the records thereof, such records to be kept in such manner as to show at any time the amount of the stock of the Corporation issued and outstanding, the manner in which and the time when such stock was paid for, the names, alphabetically arranged, and the address of the holders of record thereof, the number of shares held by each, and the time when each became a holder of record;

                 (e) upon request, exhibit or cause to be exhibited at all reasonable times to any director such records of the issuance, transfer and registration of the certificates for stock of the Corporation;

                 (f) see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed;

                 (g)      see that the duties prescribed by Section 9 of
         Article I of these Bylaws are performed; and

                 (h) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Board.

         SECTION 8. Assistant Secretaries. At the request of the Secretary, or in case of his absence or inability to act, the Assistant Secretary, or, if there be more than one, any of the Assistant Secretaries, shall perform the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. Each of the Assistant Secretaries shall perform such other duties as from time to time may be assigned to him by the Secretary, the President or the Board.

         SECTION 9. Salaries. The salaries of the officers of the Corporation shall be fixed from time to time by the Board, by any one or more committees (none of which shall consist of less than three members) appointed by a resolution passed by a majority of the whole Board from among its members, with power to fix such salaries, or by the President when so authorized by a resolution passed by a majority of the whole Board; and none of such officers shall be prevented from receiving a salary by reason of the fact that he is also a member of the Board or of any such committee, but none of such officers who shall also be a member of the Board or of any such committee shall have any vote in the determination of the amount of salary that shall be paid to him.


                                   ARTICLE V

                          CHECKS, BANK ACCOUNTS, ETC.


         SECTION 1. Checks, Drafts, etc. All checks, drafts, orders for the payment of money, bills of lading, warehouse receipts, obligations, bills of exchange and insurance certificates shall be signed or endorsed by any one or two officers or other persons designated by, or in accordance with, a resolution of the Board, or, in the absence of such resolution, by any two of the following officers: the President, any Vice President, the Secretary, the Treasurer, and the Controller.

         SECTION 2. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board, the President, the Treasurer or other agent designated by, or in accordance with, a resolution of the Board shall direct in such banks, trust companies or other depositaries as the Board may select or as may be selected by any officer or agent or agents of the Corporation to whom power in that respect shall have been delegated by the Board. For purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

         SECTION 3. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board may select, or as may be selected by any officer or officers or agent or agents of the Corporation to whom power in that respect shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

         SECTION 4. Proxies in Respect of Stock or Other Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board, the President, any Vice President or the Secretary may from time to time appoint an attorney or attorneys or an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation to vote or consent in respect of such stock or other securities, and the President, any Vice President or the Secretary may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and the President, any Vice President or the Secretary may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in order that the Corporation many exercise its said powers and rights.

         SECTION 5. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if

                 (i) the material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

                 (ii) the material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or

                 (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee thereof which authorizes the contract or transaction.

                                   ARTICLE VI

                    SHARES, THEIR TRANSFER AND RECORD DATES


         SECTION 1. Certificates for Stock. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, in such form as the Board shall prescribe, certifying the number, class and series, if any, of shares of stock of the Corporation owned by him. The certificates representing shares of the respective classes and series, if any, of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the person who was at the time of signing the Secretary or an Assistant Secretary, and the seal of the Corporation shall be affixed thereto; provided, however, that if any such certificate is countersigned (a) by a transfer agent other than the Corporation or its employee, the signatures thereon of such Chairman of the Board or President or Vice President and of such Secretary or Assistant Secretary and the seal of the Corporation affixed thereto may be facsimiles. In case any officer or the officers of the Corporation who shall have signed, or whose facsimile signature or signatures shall have been placed upon, any such certificate or certificates shall cease to be such officer or officers before such certificate or certificates shall have been issued, such certificate or certificates may nevertheless be issued by the Corporation with the same effect as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been placed thereon were such officer or officers at the date of issuance. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by certificates for stock of the Corporation, and the number, class and series, if any, of shares represented by such certificates. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and a new certificate or certificates shall not be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 4 of this Article.

         SECTION 2. Transfers of Stock. Transfers of the stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer clerk or a transfer agent appointed as in Section 3 of this Article provided, and upon surrender of the certificate or certificates for such shares properly endorsed and payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

         SECTION 3. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board may appoint or authorize any officer or officers to appoint one or more transfer clerks or one of more transfer agents and one or more registrars and may require all certificates for stock to bear the signature or signatures of any of them.

         SECTION 4. Lost, Stolen, Destroyed and Mutilated Certificates. The Corporation may issue a new certificate of stock of the Corporation in the place of any certificate heretofore issued by it alleged to have been lost, stolen or destroyed, or which shall have been mutilated, and the Board, in its discretion, may require the owner of such certificate, or his legal representatives, to give the Corporation a bond in such sum, limited or unlimited, in such form and with such surety or sureties as the Board shall in its discretion determine to be sufficient to indemnify the Corporation, and any transfer agent or registrar, against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate, or the issuance of such new certificate.

         SECTION 5. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournments thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date: (1) in the case of determination of Stockholders entitled to vote at any meeting of Stockholders or adjournment thereof shall, unless otherwise required by law, be not more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of Stockholders entitled to express consent to corporate action in writing without a meeting shall be not more than ten days from the date upon which the resolution fixing the record date is adopted by the Board and (3) in the case of any other action, shall be not more than sixty days prior to such other action. If the Board shall not fix a record date with respect to a meeting or action: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board is required by law, shall be at the close of business on the day on which the Board adopts the resolution taking such prior action; and (c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                  ARTICLE VII

                                 OFFICES, ETC.

         SECTION 1. Registered Office. The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

         SECTION 2. Other Offices. The Corporation may also have an office or offices other than said registered office at such place or places, either within or without the State of Delaware, as provided in these Bylaws or as the Board may from time to time determine or as the business of the Corporation may require.

         SECTION 3. Books and Records. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Corporation may keep its books and records in such place or places within or without the State of Delaware as the Board may from time to time by resolution determine or the business of the Corporation may require.


                                  ARTICLE VIII

                                   DIVIDENDS

         Subject to the provisions of law, of the Certificate of Incorporation and of these Bylaws, the Board or the Executive Committee may declare and pay dividends upon the shares of the Corporation's stock either (a) out of the Corporation's surplus as defined in and computed in accordance with provisions of law or (b) in case the Corporation shall not have any such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, whenever and in such amounts as, in the opinion of the Board or the Executive Committee, the condition of the affairs of the Corporation shall render it advisable.


                                   ARTICLE IX

                                      SEAL

         The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation and the words and figures "1968 Delaware", or words and figures of similar import. The seal or a facsimile thereof may be impressed or affixed or reproduced or other use made thereof by the Secretary, any Assistant Secretary or any other officer authorized by the Board.

                                   ARTICLE X

                                  FISCAL YEAR

         The fiscal year of the Corporation shall end on December 31 of each year.


                                   ARTICLE XI

                               WAIVER OF NOTICES

         Whenever notice is required to be given by these Bylaws or by the Certificate of Incorporation or by law, a written waiver thereof, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board or members of a committee of the Board may be specified in written waiver of notice unless so provided by the Certificate of Incorporation or these Bylaws.


                                  ARTICLE XII

                                INDEMNIFICATION

         SECTION 1.  Right to Indemnification.

         (a) The Corporation shall have power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person, or a person for whom he is the executor, administrator, guardian or other legal representative, is or was a director, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprise, or non-profit entity against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Corporation shall have power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or non-profit entity, including service with respect to employee benefit plans, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

         SECTION 2.  Limitation and Standards.

         (a) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (b) Any indemnification under Section 1 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 of this Article.
Such determination shall be made (1) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

         SECTION 3. Advance of Expenses. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that such individual is entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

         SECTION 4. Additional Rights. The rights of indemnification and advancement of expenses provided in, or granted pursuant to, this Article shall not be exclusive of any other right to which any person referred to in Section 1 of this Article may otherwise lawfully be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such individual's official capacity and as to action in another capacity while holding such office, and shall be available whether or not the claim asserted against such person is based on matters which antedate the adoption of this Article.

         SECTION 5. Additional Persons Covered. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall continue as to a person who has ceased to be a director, officer, or employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. The term "Corporation" as used in this Article includes F.I., Inc., a Delaware corporation, Fuqua Industries, Inc., a Pennsylvania corporation, and Fuqua Industries, Inc., a Delaware corporation, predecessor corporations or former names of the Corporation.

         SECTION 6. Insurance. The Corporation, as authorized by the Board, shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or non-profit entity, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or otherwise.

         SECTION 7. References. For purposes of this Article, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which impose duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries;

and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.


                                  ARTICLE XIII

                                   AMENDMENTS

         Unless otherwise expressly provided for in the Certificate of Incorporation or the Bylaws, all bylaws of the Corporation shall be subject to alteration or repeal, and new bylaws may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided notice of the proposed alteration or repeal or of the proposed new bylaws be included in the notice of such meeting, or by the affirmative vote of a majority of the whole Board given at any regular or special meeting of the Board. Except as otherwise provided by these Bylaws, any bylaws made or altered by the Stockholders or by the Board shall be subject to alteration or repeal by the Stockholders or by the Board.

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